                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)  December 13, 2001
                                                   -----------------



                            Franklin Receivables LLC
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                       333-56869                            94-3301790
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(State of Incorporation)        (Commission File Number)         (I.R.S. Employer Identification No.)

      47 West 200 South, Suite 500
          Salt Lake City, Utah                                     84101
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, including area code   (801) 238-6700
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.          Other Events
                 ------------

         On or about December 13, 2001, Franklin Receivables LLC transferred approximately $300,000,000 of Prime, Non-Prime and Sub-Prime motor vehicle retail installment sale contracts (the "Receivables"), to Franklin Auto Trust 2001-2 (the "Trust"). The Trust transferred the Receivables to The Bank of New York, as indenture trustee ("Indenture Trustee"), who in turn issued: (i) Class A-1 Asset Backed Notes (the "Class A-1 Notes") in the aggregate original principal amount of $55,000,000 due December 20, 2002; (ii) Class A-2 Asset Backed Notes (the "Class A-2 Notes") in the aggregate original principal amount of $74,500,000 due August 20, 2004; (iii) Class A-3 Asset Backed Notes (the "Class A-3 Notes") in the aggregate original principal amount of $91,000,000 due February 20, 2006; and (iv) Class A-4 Asset Backed Notes (the "Class A-4 Notes") in the aggregate original principal amount of $79,500,000 due July 20, 2009.

ITEM 7.          Financial Statements and Exhibits

         (a)     Financial Statements - Not Applicable

         (b)     Pro Forma Financial Information - Not Applicable

         (c)     Exhibits

Item 601(a) of Regulation S-K

Exhibit No.       Description
-----------       -----------

       4.1       Amended & Restated Trust Agreement, between the Seller and the
                 Owner Trustee, dated as of December 1, 2001.

       4.2       Indenture, between the Issuer and the Indenture Collateral
                 Agent, dated as of December1, 2001.

       4.3       Sale and Servicing Agreement, among the Seller, Franklin
                 Capital, Resources and the Issuer, dated as of December 1, 2001.

       4.4       MBIA Insurance Corporation Financial Guarantee Insurance
                 Policy.

      10.1       Purchase Agreement, between Franklin Receivables LLC and
                 Franklin Capital, dated as of December 1, 2001.

      10.2       Assignment of Services to Franklin Receivables LLC, dated as of
                 December 1, 2001.

      10.3 Underwriting Agreement, among the Seller, Franklin Capital and the Underwriter, dated November 28, 2001.

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
      10.4       Letter Agreement, between Resources and the Underwriter, dated
                 November 28, 2001.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRANKLIN RECEIVABLES LLC


                                    By: Franklin Capital Corporation as its
                                        Managing Member

                                        By:   /s/ Harold E. Miller Jr.
                                              -----------------------------
                                              Name:  Harold E. Miller Jr.
                                              Title:  President and CEO


December __, 2001

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.        Description
-----------        -----------
       4.1         Amended & Restated Trust Agreement, between the Seller and the Owner Trustee, dated as of December 1, 2001.

       4.2         Indenture, between the Issuer and the Indenture Collateral Agent, dated as of December 1, 2001.

       4.3         Sale and Servicing Agreement,  among the Seller, Franklin Capital, Resources and the Issuer, dated as of December 1, 2001.
       4.4         MBIA Insurance Corporation Financial Guarantee Insurance Policy.

      10.1         Purchase Agreement, between Franklin Receivables LLC and
                   Franklin Capital, dated as of December 1, 2001.

      10.2         Assignment of Services to Franklin Receivables LLC, dated as of December 1, 2001.

      10.3         Underwriting  Agreement,  among the Seller,  Franklin Capital and the Underwriter,  dated November
                   28, 2001.

      10.4         Letter Agreement, between Resources and the Underwriter, dated November 28, 2001